Exhibit 99.3

Plains GP Holdings, L.P. and Subsidiaries

Unaudited pro forma condensed combined financial statements of Plains GP Holdings, L.P. as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020, including the notes thereto.

PLAINS GP HOLDINGS, L.P. AND SUBSIDIARIES
INDEX TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction	F-2
Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2021	F-3
Unaudited Pro Forma Condensed Statement of Combined Operations for the Six Months Ended June 30, 2021	F-4
Unaudited Pro Forma Condensed Statement of Combined Operations for the Year Ended December 31, 2020	F-5
Notes to the Unaudited Pro Forma Condensed Combined Financial Statements	F-6

PLAINS GP HOLDINGS, L.P. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On October 5, 2021, pursuant to the terms of an Agreement and Plan of Merger dated as of July 12, 2021 (the “Merger Agreement”) between subsidiaries of Plains All American Pipeline, L.P. (“PAA”), a wholly-owned subsidiary of Plains GP Holdings, L.P. (“PAGP” or the “Registrant”), and Oryx Midstream Holdings LLC (together with certain affiliates, “Oryx”), a portfolio company of Stonepeak Infrastructure Partners (“Stonepeak”), PAA and Oryx completed the merger (the "transaction"), in a cashless transaction, of their respective Permian Basin assets, operations and commercial activities into a newly formed strategic joint venture, Plains Oryx Permian Basin LLC (the “Joint Venture”). The Joint Venture, which will be consolidated within PAGP's financial statements, is owned 65% by PAA and 35% by Oryx; PAA will serve as operator of the Joint Venture.

The following unaudited pro forma condensed statements of combined operations for the six months ended June 30, 2021 and for the year ended December 31, 2020 have been prepared as if the transaction described above had taken place on January 1, 2020. The unaudited pro forma condensed combined balance sheet as of June 30, 2021 assumes the transaction was consummated on June 30, 2021.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of SEC Regulation S-X and includes pro forma adjustments that are directly attributable to the transaction and factually supportable. Certain reclassifications have been made to the historical presentation of Oryx's financial statements to conform to our presentation and to the presentation of the pro forma financial statements contained herein. See Note 5 for additional information.

The unaudited pro forma condensed combined financial information has been derived from and should be read in conjunction with the following historical financial statements and accompanying notes of PAGP and Oryx:

•audited consolidated financial statements and related notes of PAGP included in PAGP's Annual Report on Form 10-K for the year ended December 31, 2020;
•unaudited condensed consolidated financial statements and related notes of PAGP included in PAGP's Quarterly Report on Form 10-Q for the six months ended June 30, 2021;
•audited consolidated financial statements and related notes of Oryx for the year ended December 31, 2020, included in Exhibit 99.1 to this Current Report on Form 8-K; and
•unaudited condensed consolidated financial statements and related notes of Oryx for the six months ended June 30, 2021, included in Exhibit 99.2 to this Current Report on Form 8-K.

The formation of the Joint Venture is accounted for as a business combination and thus the Transaction Accounting Adjustments presented in the unaudited pro forma condensed combined financial statements have been prepared using the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations ("ASC 805"). The unaudited pro forma condensed combined financial statements are based on assumptions that we believe are reasonable under the circumstances and are intended for informational purposes only. They reflect management’s preliminary estimates of the values of the assets acquired and liabilities assumed, pending the completion of valuation procedures. A change in the unaudited pro forma adjustments of the purchase price for the transaction would primarily result in an adjustment to the determined fair values assigned to tangible and intangible assets. The income statement effect of these changes will depend on the nature and amount of the adjustments.

The unaudited pro forma condensed combined financial statements are not necessarily indicative of the results of the actual or future operations or financial condition that would have been achieved had the transaction occurred at the dates assumed (as noted above). The actual results in the periods following the transaction may differ significantly from those reflected in the unaudited pro forma condensed combined financial statements for a number of reasons including, but not limited to, differences between the assumptions used to prepare the unaudited pro forma condensed combined financial data and the actual amounts and the completion of a final valuation of the transaction.

 PLAINS GP HOLDINGS, L.P. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
June 30, 2021
(in millions)

	PAGP Historical	Oryx Historical As Adjusted (Note 5)	Pro Forma Adjustments		PAGP Pro Forma Combined
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$26	$18	$(18)	(b)	$26
Restricted cash	7	—	—		7
Trade accounts receivable and other receivables, net	3,897	52	—		3,949
Inventory	675	—	—		675
Other current assets	1,073	5	1	(h)	1,079
Total current assets	5,678	75	(17)		5,736

PROPERTY AND EQUIPMENT, NET	13,458	1,448	439	(a)	15,345

OTHER ASSETS
Investments in unconsolidated entities	3,745	129	(30)	(a)	3,844
Deferred tax asset	1,414	—	—	(i)	1,414
Linefill and base gas	909	3	2	(a)	914
Long-term operating lease right-of-use assets, net	344	—	—		344
Long-term inventory	210	—	—		210
Other long-term assets, net	1,054	1,975	(722)	(a)	2,307
Total assets	$26,812	$3,630	$(328)		$30,114

LIABILITIES AND PARTNERS' CAPITAL
CURRENT LIABILITIES
Trade accounts payable	$4,113	$53	$15	(g)	$4,181
Short-term debt	1,456	15	(15)	(j)	1,456
Other current liabilities	594	18	(18)	(j)	595
			1	(h)
Total current liabilities	6,163	86	(17)		6,232

LONG-TERM LIABILITIES
Senior notes, net of unamortized discount	8,326	1,412	(1,412)	(j)	8,326
Other long-term debt, net	63	—	—		63
Long-term operating lease liabilities	289	—	—		289
Other long-term liabilities and deferred credits	910	25	(23)	(j)	912
Total long-term liabilities	9,588	1,437	(1,435)		9,590

COMMITMENTS AND CONTINGENCIES

PARTNERS' CAPITAL
Class A Shareholders	1,421	2,107	(2,107)	(a)	1,579
			162	(a)
			(4)	(g)
Noncontrolling interests	9,640	—	3,084	(a)	12,713
			(11)	(g)
Total partners' capital	11,061	2,107	1,124		14,292
Total liabilities and partners' capital	$26,812	$3,630	$(328)		$30,114

The accompanying notes are an integral part of these Unaudited Pro Forma Condensed Combined Financial Statements.

PLAINS GP HOLDINGS, L.P. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED STATEMENT OF COMBINED OPERATIONS
For the Six Months Ended June 30, 2021
(in millions, except per unit data)

	PAGP Historical	Oryx Historical As Adjusted (Note 5)	Pro Forma Adjustments		PAGP Pro Forma Combined
REVENUES	$18,313	$183	$(8)	(e)	$18,488

COSTS AND EXPENSES
Purchases and related costs	16,669	40	(8)	(e)	16,701
Field operating costs	471	17	—		488
General and administrative expenses	142	17	—		159
Depreciation and amortization	375	79	(79)	(c)	479
			104	(d)
(Gains)/losses on asset sales and asset impairments, net	370	—	—		370
Total costs and expenses	18,027	153	17		18,197

OPERATING INCOME	286	30	(25)		291

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	121	4	—		125
Interest expense	(213)	(28)	28	(j)	(213)
Other income/(expense), net	23	—	—		23

INCOME BEFORE TAX	217	6	3		226
Current income tax (expense)/benefit	(3)	2	—		(1)
Deferred income tax expense	(33)	—	3	(i)	(30)

NET INCOME	181	8	6		195
Net income attributable to noncontrolling interests	(180)	—	(24)	(f)	(204)
NET INCOME/(LOSS) ATTRIBUTABLE TO PAGP	$1	$8	$(18)		$(9)

BASIC AND DILUTED NET INCOME PER CLASS A SHARE	$—				$(0.05)

BASIC AND DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING	194				194

The accompanying notes are an integral part of these Unaudited Pro Forma Condensed Combined Financial Statements.

PLAINS GP HOLDINGS, L.P. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED STATEMENT OF COMBINED OPERATIONS
For the Year Ended December 31, 2020
(in millions, except per unit data)

	PAGP Historical	Oryx Historical As Adjusted (Note 5)	Pro Forma Adjustments		PAGP Pro Forma Combined
REVENUES	$23,290	$259	$(13)	(e)	$23,536

COSTS AND EXPENSES
Purchases and related costs	20,431	(26)	(13)	(e)	20,392
Field operating costs	1,076	44	—		1,120
General and administrative expenses	276	41	15	(g)	332
Depreciation and amortization	656	156	(156)	(c)	869
			213	(d)
(Gains)/losses on asset sales and asset impairments, net	719	—	—		719
Goodwill impairment losses	2,515	451	—		2,966
Total costs and expenses	25,673	666	59		26,398

OPERATING INCOME/(LOSS)	(2,383)	(407)	(72)		(2,862)

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	355	(6)	—		349
Gain on/(impairment of) investments in unconsolidated entities, net	(182)	—	—		(182)
Gain on bargain purchase	—	57	—		57
Interest expense	(436)	(141)	141	(j)	(436)
Other income/(expense), net	39	—	—		39

INCOME/(LOSS) BEFORE TAX	(2,607)	(497)	69		(3,035)
Current income tax expense	(51)	(1)	—		(52)
Deferred income tax benefit	218	—	17	(i)	235

NET INCOME/(LOSS)	(2,440)	(498)	86		(2,852)
Net (income)/loss attributable to noncontrolling interests	1,872	—	351	(f)	2,223
NET INCOME/(LOSS) ATTRIBUTABLE TO PAGP	$(568)	$(498)	$437		$(629)

BASIC NET LOSS PER CLASS A SHARE	$(3.06)				$(3.38)

DILUTED NET LOSS PER CLASS A SHARE	$(3.07)				$(3.41)

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING	186				186

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING	246				246

 The accompanying notes are an integral part of these Unaudited Pro Forma Condensed Combined Financial Statements.

PLAINS GP HOLDINGS, L.P. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 - Basis of Presentation

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of SEC Regulation S-X. The pro forma financial information includes adjustments that depict the accounting for the transaction using Transaction Accounting Adjustments (as defined in Article 11). Adjustments depicting synergies and dis-synergies of the transaction (“Management Adjustments”) are not presented herein.

These unaudited pro forma condensed combined financial statements and underlying pro forma adjustments are based upon currently available information and certain estimates and assumptions that management believes are factually supportable; therefore, actual results could differ materially from the pro forma information. However, we believe the assumptions provide a reasonable basis for presenting the significant effects of the transaction noted herein. We believe the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the pro forma information.

Note 2 - Purchase Price Allocation

The formation of the Joint Venture is accounted for as a business combination in accordance with ASC 805. As the majority owner and the controlling entity, PAGP is considered the acquirer and as such the PAGP predecessor business is accounted for at historical cost, while the Oryx predecessor business is accounted for at fair value. In accordance with ASC 805, the fair value of Oryx’s ownership interest in the Joint Venture following the formation is utilized as the consideration transferred for the purchase price allocation. The following table presents the fair value of the consideration transferred in the transaction (in millions):

Consideration:
Ownership Interest	$3,246
Total consideration transferred	$3,246

The transaction has been accounted for using the acquisition method of accounting and the determination of the fair value of the assets acquired and liabilities assumed has been estimated in accordance with ASC 805. The following table shows our preliminary determination of the fair value of those assets and liabilities as of June 30, 2021 (in millions):

		Average Depreciable
Description	Amount	Life (in years)
Working capital and other assets, net	$5	n/a
Linefill and base gas	5	n/a
Property and Equipment, net	1,887	3 - 30
Intangible Assets (included within Other long-term assets, net)	1,250	20
Investments in unconsolidated entities	99	n/a

Total	$3,246

This preliminary purchase price allocation has been used to prepare the Transaction Accounting Adjustments in the pro forma condensed combined balance sheet and statement of operations. The analysis was performed based on estimates that are reflective of market participant assumptions. The determination of the fair value of the assets acquired and liabilities assumed is preliminary pending the completion of valuation procedures and other potential adjustments. The final allocation is expected to be completed as soon as practicable and could differ materially from the preliminary allocation used in the Transaction Accounting Adjustments.

Intangible Assets are comprised of customer relationships with a 20 year life.  Amortization of these customer relationships under the declining balance method of amortization is estimated to be approximately $72 million for the remaining six months of 2021 and approximately $131 million, $119 million, $107 million, $93 million and $82 million, respectively, for each of the five years thereafter.

PLAINS GP HOLDINGS, L.P. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 3 - Pro Forma Adjustments

(a)Reflects adjustments to fair value of the assets acquired and liabilities assumed in the transaction based on the acquisition method of accounting. Reflects the elimination of Oryx's historical Partners' capital balance and the recognition of Oryx's 35% Noncontrolling interest in the Joint Venture. The difference between the Noncontrolling interest recognized and the fair value of Oryx's assets acquired and liabilities assumed is recognized by PAGP as a gain within Partners' capital.

(b)Reflects the elimination of Oryx's outstanding Cash and cash equivalents balance of $18 million as of June 30, 2021, which was not acquired by PAGP in connection with the transaction. The offset to this adjustment is within Partners' capital.

(c)Reflects the elimination of Oryx's historical depreciation and amortization of $79 million and $156 million for the six months ended June 30, 2021 and the year ended December 31, 2020, respectively.

(d)Reflects the depreciation on the acquired property and equipment under the straight-line method of depreciation over remaining average useful lives ranging from 3 to 30 years. Also reflects the amortization of the intangible assets under the declining balance method resulting in amortization expense of $72 million and $149 million for the six months ended June 30, 2021, and the year ended December 31, 2020, respectively.

(e)Reflects the elimination of transactions between PAGP and Oryx as follows: $8 million from Revenues and Purchases and related costs for the six months ended June 30, 2021, and $13 million from Revenues and Purchases and related costs for the year ended December 31, 2020. There were no material balances between PAGP and Oryx for Trade accounts receivable and other receivables, net and Trade accounts payable.

(f)Reflects the allocation of Net income attributable to non-controlling interests, which includes net income allocated to Oryx's 35% share of net income from the Joint Venture, for the six months ended June 30, 2021 and the year ended December 31, 2020.

(g)Reflects transaction and other costs that are directly attributable to the transaction. Costs of $15 million that are expected to be incurred subsequent to completion of the transaction are reflected as an adjustment to Trade accounts payable on the pro forma condensed combined balance sheet, with the offset to Class A shareholders and Noncontrolling interests within Partners’ capital. This amount has been recorded as an adjustment to General and administrative expense in the pro forma statement of operations for the year ended December 31, 2020.

(h)Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 842 with respect to the accounting for leases, allows different adoption dates for certain companies. As a result, PAGP adopted ASC 842 on January 1, 2019, whereas Oryx had not yet adopted ASC 842 as of June 30, 2021. The unaudited pro forma condensed combined financial statements are adjusted for the estimated impact of ASC 842, assuming Oryx had adopted this standard as of June 30, 2021, for the unaudited pro forma condensed combined balance sheet, and as of January 1, 2020 for the unaudited pro forma condensed combined statements of operations. The adjustments are not material to either the unaudited pro forma condensed combined balance sheet or statements of operations.

(i)Reflects the impact on PAGP's Deferred income tax expense as a result of Oryx's historical operations and the transaction accounting adjustments. The income tax expense was calculated based on PAGP's statutory rate in effect during the six months ended June 30, 2021. The acquisition did not have a material impact on PAGP's historical effective tax rate or Deferred tax asset balance as of June 30, 2021.

(j)Oryx refinanced its debt prior to the completion of the transaction. As a result, the pro forma adjustments reflect the elimination of Oryx's outstanding Short-term debt of $15 million, long-term debt of $1,412 million included within Senior notes, net, and accrued interest rate swaps of $41 million of which $18 million is included within Other current liabilities and $23 million is included within Other long-term liabilities and deferred credits as of June 30, 2021. The offset to this adjustment is within Partners' capital. Also reflects the elimination of Oryx's historical Interest expense of $28 million and $141 million for the six months ended June 30, 2021 and the year ended December 31, 2020, respectively.

PLAINS GP HOLDINGS, L.P. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 4 - Pro Forma Net Income/(Loss) Per Class A Share

Pro forma basic and diluted net income/(loss) per Class A share is determined by dividing the pro forma net income/(loss) attributable to PAGP by the basic and diluted weighted average number of Class A shares outstanding during the applicable periods. The transaction did not involve the issuance or redemption of securities.

The following table sets forth the computation of basic and diluted net income/(loss) per Class A share. Basic and diluted net income/(loss) per Class A share are each calculated by dividing adjusted pro forma net income/(loss) by the weighted average shares outstanding for the six months ended June 30, 2021 and year ended December 31, 2020.

	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	PAGP Historical	Pro Forma	PAGP Historical	Pro Forma
	(in millions, except per share data)
Basic Net Income/(Loss) per Class A Share
Net income/(loss) attributable to PAGP	$1	$(9)	$(568)	$(629)
Basic weighted average Class A shares outstanding	194	194	186	186

Basic net income/(loss) per Class A share	$—	$(0.05)	$(3.06)	$(3.38)

Diluted Net Income/(Loss) per Class A Share
Net income/(loss) attributable to PAGP	$1	$(9)	$(568)	$(629)
Incremental net income/(loss) attributable to PAGP resulting from assumed exchange of AAP units and AAP Management Units	—	—	(189)	(210)
Net income/(loss) attributable to PAGP including incremental net income/(loss) from assumed exchange of AAP units and AAP Management Units	1	(9)	(757)	(839)

Basic weighted average Class A shares outstanding	194	194	186	186
Dilutive shares resulting from assumed exchange of AAP units and AAP Management Units	—	—	60	60
Diluted weighted average Class A shares outstanding	194	194	246	246

Diluted net income/(loss) per Class A share	$—	$(0.05)	$(3.07)	$(3.41)

PLAINS GP HOLDINGS, L.P. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 5 - Reclassification of Oryx's Historical Financial Statements

Reclassification adjustments were made to Oryx's historical balance sheet as of June 30, 2021, and the statements of operations for the six months ended June 30, 2021 and the twelve months ended December 31, 2020. Certain balance sheet and income statement line items presented by Oryx under GAAP have been reclassified to align with the presentation used by PAGP under GAAP. These reclassification adjustments are shown in the tables below and are as follows:

Balance Sheet/Income Statement	Historical	Reclassification
Balance Sheet	Accounts receivable - related party	Trade accounts receivable and other receivables, net
Balance Sheet	Other property and equipment, net	Property and equipment, net
Balance Sheet	Property and equipment, net	Linefill and base gas
Balance Sheet	Intangibles, net	Other long-term assets, net
Balance Sheet	Accounts payable	Trade accounts payable
Balance Sheet	Accrued expenses	Trade accounts payable
Balance Sheet	Accounts payable - related party	Trade accounts payable
Balance Sheet	Interest rate swap	Other long-term liabilities and deferred credits
Income Statement	Trucking and lease capacity fees	Purchases and related costs
Income Statement	Costs of Goods Sold	Purchases and related costs
Income Statement	Compensation expense	General and administrative expenses/Field operating costs
Income Statement	Stock compensation expense allocated from parent	General and administrative expenses/Field operating costs
Income Statement	Revenue	Purchases and related costs

ORYX MIDSTREAM HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2021
(in millions)

	Oryx	Reclassification	Oryx Historical
	Historical	Adjustments	As Adjusted
CURRENT ASSETS
Cash and cash equivalents	$18	$—	$18
Trade accounts receivable and other receivables, net	51	1	52
Accounts receivable - related party	1	(1)	—
Other current assets	5	—	5
	75	—	75

Property and equipment, net	1,449	(1)	1,448
Other property and equipment, net	2	(2)	—
Linefill and base gas	—	3	3
Investments in unconsolidated entities	129	—	129
Other long-term assets, net	3	1,972	1,975
Intangibles, net	1,972	(1,972)	—

TOTAL ASSETS	$3,630	$—	$3,630

CURRENT LIABILITIES
Accounts payable	12	(12)	—
Trade accounts payable	—	53	53
Accrued expenses	39	(39)	—
Accounts payable - related party	2	(2)	—
Short-term debt	15	—	15
Other current liabilities	18	—	18
	86	—	86

LONG-TERM LIABILITIES
Senior notes, net of unamortized discount	1,412	—	1,412
Interest rate swap	23	(23)	—
Other long-term liabilities and deferred credits	2	23	25
TOTAL LIABILITIES	1,523	—	1,523

MEMBER'S EQUITY	2,107	—	2,107

TOTAL LIABILITIES AND MEMBER'S EQUITY	$3,630	$—	$3,630

ORYX MIDSTREAM HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2021
(in millions)

	Oryx	Reclassification	Oryx Historical
	Historical	Adjustments	As Adjusted
REVENUE	$245	$(62)	$183

COSTS OF GOODS SOLD	93	(93)	—

EXPENSES
Trucking and lease capacity fees	9	(9)	—
Depreciation and amortization	79	—	79
Compensation expense	10	(10)	—
Field operating costs	12	5	17
General and administrative expenses	7	10	17
Stock compensation expense allocated from parent	5	(5)	—
Purchases and related costs	—	40	40
	215	(62)	153

INCOME FROM EQUITY METHOD INVESTMENT	4	—	4

INCOME FROM OPERATIONS	34	—	34

OTHER INCOME (EXPENSE)
Interest expense	(28)	—	(28)

NET INCOME BEFORE STATE INCOME TAX EXPENSE	6	—	6

STATE INCOME TAX BENEFIT	2	—	2

NET INCOME	$8	$—	$8

ORYX MIDSTREAM HOLDINGS LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020
(in millions)

	Oryx	Reclassification	Oryx Historical
	Historical	Adjustments	As Adjusted
REVENUE	$369	$(110)	$259

COST OF GOODS SOLD	68	(68)	—

EXPENSES
Trucking and lease capacity fees	16	(16)	—
Depreciation and amortization	156	—	156
Compensation expense	19	(19)	—
Field operating costs	34	10	44
General and administrative expenses	16	25	41
Stock compensation expense allocated from parent	16	(16)	—
Purchases and related costs	—	(26)	(26)
Impairment of goodwill	451	—	451
	776	(110)	666

INCOME (LOSS) FROM EQUITY METHOD INVESTMENT	(6)	—	(6)

INCOME (LOSS) FROM OPERATIONS	(413)	—	(413)

OTHER INCOME (EXPENSE)
Interest expense	(141)	—	(141)
Gain on bargain purchase	57	—	57

NET INCOME (LOSS) BEFORE STATE INCOME TAX EXPENSE	(497)	—	(497)

STATE INCOME TAX EXPENSE	(1)	—	(1)

NET INCOME (LOSS)	$(498)	$—	$(498)